UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2008

Woodward Governor Company
(Exact name of registrant as specified in its charter)

Delaware	0-8408	36-1984010
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 E Drake Road, Fort Collins, Colorado	80525
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 482 - 5811

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
This Amendment No. 1 to Current Report on Form 8-K/A is being filed by Woodard Governor Company (“Woodward”) solely for the purpose of amending and supplementing Item 9.01 of that certain Current Report on Form 8-K originally filed by Woodward with the Securities and Exchange Commission (“SEC”) on October 6, 2008 (the “Original Form 8-K”) in connection with the acquisition of all of the outstanding shares of stock of Techni-Core, Inc.(“Techni-Core”) and all of the outstanding shares of stock of MPC Products Corporation (“MPC”) not held by Techni-Core pursuant to the Stock Purchase Agreement (the “Acquisition Agreement”), as amended, by and among the Company, MPC, Techni-Core, and The Successor Trustees of the Joseph M. Roberti Revocable Trust dated December 29, 1992, Maribeth Gentry, as Successor Trustee of the Vincent V. Roberti Revocable Trust dated April 4, 1991 and the individuals and entities listed on Schedule I thereto (collectively, the “Sellers”). The acquisition by Woodward of the stock of MPC and Techni-Core closed on October 1, 2008. As indicated in the Original Form 8-K, this Form 8-K/A is being filed to provide the information required by Item 9.01(a) and (b) of Form 8-K, which was not previously filed with the Original 8-K, and are permitted to be filed by amendment no later than 71 calendar days after the date the Original 8-K was required to be filed with the SEC.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.
The following financial statements of Techni-Core are being filed as exhibits to this amendment and are incorporated by reference herein (The consolidated financial statements of Techni-Core, Inc. include MPC Products Corporation’s results for the indicated periods):
Exhibit 99.1 — Techni-Core’s audited consolidated financial statements, including the report of the independent accountant and Techni-Core’s audited consolidated balance sheets as of December 31, 2007 and 2006, and Techni-Core’s audited consolidated statements of income, stockholders’ equity, and cash flows for each of the years ended December 31, 2007 and 2006.
Exhibit 99.2 — Techni-Core’s unaudited consolidated financial statements, including Techni-Core’s unaudited consolidated balance sheets as of September 30, 2008 and September 29, 2007, and Techni-Core’s unaudited consolidated statements of income, stockholders’ equity, and cash flows for each of the nine month periods ended September 30, 2008 and September 29, 2007.
(b)	Unaudited Pro forma financial information.
The following pro forma financial information is being filed as an exhibit to this amendment and is incorporated by reference herein:
Exhibit 99.3 — Unaudited pro-forma condensed combined financial statements and explanatory notes of Woodward as of September 30, 2008 after giving effect to the acquisition of MPC and Techni-Core and adjustments described in such pro forma financial information.

(d)	Exhibits.
The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.5	Stock Purchase Agreement, dated August 19, 2008, by and among Woodward Governor Company, MPC Products Corporation, Techni-Core, Inc., The Successor Trustees of the Joseph M. Roberti Revocable Trust dated December 29, 1992, Maribeth Gentry, as Successor Trustee of the Vincent V. Roberti Revocable Trust dated April 4, 1991 and the individuals and entities named in Schedule I thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on August 21, 2008).

10.6	Amendment No. 1, dated October 1, 2008, to the Stock Purchase Agreement, dated August 19, 2008, by and among Woodward Governor Company, MPC Products Corporation, Techni-Core, Inc., The Successor Trustees of the Joseph M. Roberti Revocable Trust dated December 29, 1992, Maribeth Gentry, as Successor Trustee of the Vincent V. Roberti Revocable Trust dated April 4, 1991 and the individuals and entities named in Schedule I thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on October 6, 2008).

23.1	Consent of McGladrey & Pullen, LLP, Independent Auditors and Accountants.

99.1	Techni-Core’s audited consolidated financial statements, including the report of the independent accountant and Techni-Core’s audited consolidated balance sheets as of December 31, 2007 and 2006, and Techni-Core’s audited consolidated statements of income, stockholders’ equity, and cash flows for each of the years ended December 31, 2007 and 2006.

99.2	Techni-Core’s unaudited consolidated financial statements, including Techni-Core’s unaudited consolidated balance sheets as of September 30, 2008 and September 29, 2007, and Techni-Core’s unaudited consolidated statements of income, stockholders’ equity, and cash flows for each of the nine month periods ended September 30, 2008 and September 29, 2007.

99.3	Unaudited pro-forma condensed combined financial statements and explanatory notes of Woodward as of September 30, 2008 after giving effect to the acquisition of MPC and Techni-Core and adjustments described in such pro forma financial information.

Forward-Looking Statements
Information in this Current Report on Form 8-K/A, together with the exhibits attached hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, statements regarding the integration of MPC and Woodward, the expected benefits and costs of the MPC acquisition; Woodward’s plans relating to the acquisition; the future financial and accounting impact of the acquisition; and any statements of expectation or belief or assumptions underlying any of the foregoing. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results and the timing of certain events to differ materially from the forward-looking statements, include, but are not limited to, the possibility that the expected costs and benefits of the acquisition may not materialize as expected; the possibility that preliminary financial reporting estimates and assumptions may prove to be incorrect; the failure of Woodward to successfully integrate the MPC business or realize synergies; conditions in the capital and financial markets generally; general economic conditions and other risk factors and other risks that are described in and other risk factors described in Woodward’s Annual Report on Form 10-K for the year ended September 30, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Woodward Governor Company
Date: December 15, 2008	By:	/s/ A. Christopher Fawzy
		Name:	A. Christopher Fawzy
		Title:	Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.5	Stock Purchase Agreement, dated August 19, 2008, by and among Woodward Governor Company, MPC Products Corporation, Techni-Core, Inc., The Successor Trustees of the Joseph M. Roberti Revocable Trust dated December 29, 1992, Maribeth Gentry, as Successor Trustee of the Vincent V. Roberti Revocable Trust dated April 4, 1991 and the individuals and entities named in Schedule I thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on August 21, 2008).

10.6	Amendment No. 1, dated October 1, 2008, to the Stock Purchase Agreement, dated August 19, 2008, by and among Woodward Governor Company, MPC Products Corporation, Techni-Core, Inc., The Successor Trustees of the Joseph M. Roberti Revocable Trust dated December 29, 1992, Maribeth Gentry, as Successor Trustee of the Vincent V. Roberti Revocable Trust dated April 4, 1991 and the individuals and entities named in Schedule I thereto (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company on October 6, 2008).

23.1	Consent of McGladrey & Pullen, LLP, Independent Auditors and Accountants.

99.1	MPC’s audited consolidated financial statements, including the report of the independent accountant and related audited consolidated balance sheets as of December 31, 2007 and 2006, and MPC’s audited consolidated statements of income, stockholders’ equity, and cash flows for each of the years ended December 31, 2007 and 2006.

99.2	Techni-Core’s audited consolidated financial statements, including the report of the independent accountant and Techni-Core’s audited consolidated balance sheets as of December 31, 2007 and 2006, and Techni-Core’s audited consolidated statements of income, stockholders’ equity, and cash flows for each of the years ended December 31, 2007 and 2006.

99.3	Techni-Core’s unaudited consolidated financial statements, including Techni-Core’s unaudited consolidated balance sheets as of September 30, 2008 and September 29, 2007, and Techni-Core’s unaudited consolidated statements of income, stockholders’ equity, and cash flows for each of the nine month periods ended September 30, 2008 and September 29, 2007. The consolidated financial statements of Techni-Core, Inc. include MPC Products Corporation’s results for the indicated periods.

99.4	Unaudited pro-forma condensed combined financial statements and explanatory notes of Woodward as of September 30, 2008 after giving effect to the acquisition of MPC and Techni-Core and adjustments described in such pro forma financial information.